Ex-24

POWER OF ATTORNEY
       Know all by these presents, that the undersigned hereby constitutes and
		appoints each of Thomas R. Brown and Katherine H. McDermott,
		signing singly, the undersigned's true and lawful
		attorney-in-fact to:
       (1)	execute for and on behalf of the undersigned, in the undersigned's
		capacity as an officer, director or beneficial owner of more than
		ten percent of any registered class of the securities of LRAD
		CORPORATION, or one or more of its subsidiaries (the "Company"),
		SEC Form ID - Uniform Application for Access Codes to File On EDGAR;
       (2)	execute for and on behalf of the undersigned, in the undersigned's
		capacity as an officer, director or beneficial owner of more than
		ten percent of any registered class of the securities of the
		Company, Forms 3, 4 and 5 in accordance with Section 16(a) of
		the Securities Exchange Act of 1934 and the rules thereunder;
       (3) 	do and perform any and all acts for and on behalf of the
		undersigned which may be necessary or desirable to complete
		and execute any such Form ID or Form 3, 4 or 5 and file such
		form with the United States Securities and Exchange Commission
		and any stock exchange or similar authority; and
       (4)	take any other action of any type whatsoever in connection with
		the foregoing which, in the opinion of such attorney-in-fact,
		may be of benefit to, and in the best interest of, or legally
		required by, the undersigned.
       The undersigned hereby grants to each such attorney-in-fact full power
	and authority to do and perform any and every act and thing whatsoever
	requisite, necessary or proper to be done in the exercise of any of
	the rights and powers herein granted, as fully to all intents and
	purposes as the undersigned might or could do if personally present,
	with full power of substitution or revocation, hereby ratifying and
	confirming all that such attorney-in-fact, or such attorney-in-fact's
	substitute or substitutes, shall lawfully do or cause to be done by
	virtue of this power of attorney and rights and powers herein
	granted.  The undersigned acknowledges that the foregoing attorneys-
	in-fact, in serving in such capacity at the request of the undersigned,
	are not assuming, nor is the Company assuming, any of the undersigned's
	responsibilities to comply with Section 16 of the Securities Exchange
	Act of 1934.
       This Power of Attorney shall remain in full force and effect until the
	undersigned is no longer required to file Forms 3, 4 and 5 with respect
	to the undersigned's holdings of and transactions in securities issued
	by the Company, unless earlier revoked by the undersigned in a signed
	writing delivered to the foregoing attorneys-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney
	to be executed as of this 14th day of March 2016.

						/s/ Daniel H. McCollum
						Daniel H. McCollum